EXHIBIT 10 (b)



                              FORBEARANCE AGREEMENT


         THIS FORBEARANCE AGREEMENT is made and entered into on May 12, 2000, by and among DYERSBURG Corporation, a Tennessee corporation ("Dyersburg"), DYERSBURG FABRICS LIMITED PARTNERSHIP, I, a Tennessee limited partnership ("DFLP"), DYERSBURG FABRICS INC., a Tennessee corporation ("DFI"), UNITED KNITTING, INC., a Tennessee corporation ("UKI"), UNITED KNITTING LIMITED PARTNERSHIP, I, a Tennessee limited partnership ("United Knitting"), IQUE, INC., a Tennessee corporation ("IQUE, Inc."), IQUE LIMITED PARTNERSHIP, I, a Tennessee limited partnership ("IQUE"), ALAMAC KNIT FABRICS, INC., a Delaware corporation ("Alamac"), and AIH INC., a Delaware corporation ("AIH") (each of the foregoing individually referred to hereinafter as a "Borrower" and collectively as "Borrowers"); DFIC, INC., a Delaware corporation ("DFIC"), IQUEIC, INC., a Delaware corporation ("IQUEIC"), UKIC, INC., a Delaware corporation ("UKIC"), ALAMAC ENTERPRISES INC., a Delaware corporation ("Alamac Enterprises"), and ALAMAC KNIT FABRICS LLC, a Delaware limited liability company ("Alamac LLC"; DFIC, IQUEIC, UKIC, Alamac Enterprises, and Alamac LLC are individually referred to hereinafter as "Guarantor" and collectively as "Guarantors"); various financial institutions that are parties to the Loan Agreement (as defined below) ("Lenders"); CONGRESS FINANCIAL CORPORATION (SOUTHERN), a Georgia corporation, in its capacity as administrative agent for the Lenders (together with its successors in such capacity, "Administrative Agent"); and FLEET NATIONAL BANK, formerly known as BankBoston, N.A., a national bank, in its capacity as collateral agent for the Lenders (together with its successors in such capacity, "Collateral Agent"; Administrative Agent and Collateral Agent sometimes collectively referred to hereinafter as "Agents").

                                    RECITALS:

         Agents, Lenders and Borrowers entered into a certain Loan and Security Agreement dated August 17, 1999 (as amended from time to time, the "Loan Agreement"), pursuant to which Lenders have made loans and other extensions of credit to Borrowers, which loans and extensions of credit are secured by security interests in and liens upon all or substantially all of the assets of Borrowers and guaranteed unconditionally by Guarantors.

         Events of Default under (and as defined in) the Loan Agreement exist and may continue to exist, in consequence of which Agents and Lenders are entitled to terminate further advances to Borrowers, to declare the entire balance owing to them from Borrowers to be immediately due and payable, to enforce Collateral Agent's liens and security interests in the collateral securing their claims against Borrowers, and to enforce their claims against Guarantors.

         Borrowers and Guarantors desire that Agents and Lenders forbear from exercising certain remedies available to Agents and Lenders under the Loan Agreement as a consequence of Borrowers' default in order to afford Borrowers an opportunity to reorganize their affairs and to pay the indebtedness owing to Lenders pursuant to the Loan Agreement.

         Borrowers and Guarantors desire that Lenders continue, during the period of Agents' and Lenders' forbearance, to make loans and other credit accommodations to Borrowers pursuant to the Loan Agreement.

         Agents and Lenders are willing to forbear, in accordance with the terms of this Agreement, from exercising remedies available to them as a result of Borrowers' defaults under the Loan Agreement and Lenders are willing to continue making loans in accordance with the Loan Agreement and this Agreement.

         NOW, THEREFORE, for TEN DOLLARS ($10.00) in hand paid and in consideration of the premises and the mutual covenants herein contained, the parties hereto, intending to be legally bound hereby, agree as follows:

         1.       DEFINITIONS; RULES OF CONSTRUCTION.

                  (a) All capitalized terms used in this Agreement, unless otherwise defined, shall have the meaning ascribed to such terms in the Loan Agreement. In addition, as used herein, the following terms shall have the meanings ascribed to them:

                  "Agreement" shall mean this Forbearance Agreement.

                  "Collections" shall mean all sums received by Borrowers as the result of payments made by third parties in respect of that portion of the Collateral constituting Accounts.

                  "Forbearance Conditions" shall mean the conditions to forbearance set forth in Section 4 of this Agreement.

                  "Forbearance Period" shall mean the period commencing on the date of this Agreement and ending at 5:00 p.m. on August 25, 2000, unless extended in writing by Agents and Lenders in their sole discretion.

                  "Forbearance Termination Date" shall mean the sooner to occur of (a) 5:01 p.m. on the last day of the Forbearance Period or (b) the date on which Agents' and Lenders' agreement to forbear terminates as provided in Paragraph 5 of this Agreement.

                  "Obligors" shall mean Borrowers and Guarantors.

                  "Payroll Taxes" shall mean all taxes and deposits required to be paid or withheld from the wages or salaries of Borrowers' employees.

                  "Stipulated Defaults" shall mean the Events of Default referenced in Paragraph 2(d) of this Agreement.

                  (b) The terms "herein," "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular section, paragraph or subdivision. Any pronoun used shall be deemed to cover all genders. All references to statutes and related regulations shall include any amendments of same and any successor statutes and regulations; to any of the Financing Agreements shall include any and all modifications thereto and any and all restatements, extensions or renewals thereof; to any Person shall mean and include the successors and permitted assigns of such Person; to "including" and "include" shall be understood to mean "including, without limitation" (and, for purposes of this Agreement and each other Financing Agreement, the parties agree that the rule of ejusdem generis shall not be applicable to limit a general statement, which is followed by or referable to an enumeration of specific matters to matters similar to the matters specifically mentioned); or to the time of day shall mean the time of day on the day in question in Atlanta, Georgia, unless otherwise expressly provided in this Agreement.

         2. ACKNOWLEDGMENTS AND STIPULATIONS BY OBLIGORS. Each Obligor acknowledges, stipulates and agrees that (a) as of the opening of business on May 11, 2000, the aggregate principal balance of Revolving Loans outstanding under the Loan Agreement, exclusive of costs and attorneys' fees chargeable to Borrowers under the Financing Agreements, totaled $44,938,508.50 and the aggregate amount of Letter of Credit Accommodations totaled $9,890,094.50; (b) as of the opening of business on May 11, 2000, the aggregate principal balance owing by Borrowers to Lenders under the Term Notes totaled $24,300,000; (c) all of the Obligations are absolutely due and owing by Borrowers to Agents and Lenders without any defense, deduction, offset or counterclaim (and, to the extent Borrowers had any defense, deduction, offset or counterclaim on the date hereof, the same is hereby waived by each Borrower); (d) Events of Default have occurred and now exist under the Financing Agreements and are continuing by reason of Borrowers breach of the Consolidated EBITDA covenant that is set forth in Section 9.15 of the Loan Agreement for the periods ending April 1, 2000 and April 29, 2000, and Events of Default may hereafter occur by reason of Borrowers' breach of the Consolidated EBITDA covenant for the periods ending May 27, 2000, July 1, 2000, and July 29, 2000, and by reason of Borrowers' breach of the Consolidated Adjusted Tangible Net Worth covenant that is set forth in
Section 9.16 of the Loan Agreement at any time during the Forbearance Period;
(e) the Financing Agreements executed by Borrowers are legal, valid and binding obligations of Borrowers enforceable against Borrowers in accordance with their terms; (f) the Liens granted by Borrowers to Collateral Agent in the Accounts, Inventory, General Intangibles, Real Property and other Collateral are duly perfected, first priority Liens, subject only to those Permitted Liens that were in existence prior to the Closing Date, constitute purchase money security interests or constitute non-consensual statutory Liens having priority under Applicable Law over the Liens in favor of Collateral Agent; (g) each Guaranty Agreement is a legal, valid and binding obligation of the Guarantor party thereto and is enforceable against such Guarantor in accordance with its terms;
(h) each of the recitals contained at the beginning of this Agreement is true and correct; and (i) prior to executing this Agreement, Borrowers and Guarantors consulted with and had the benefit of advice of legal counsel of their own selection and each has relied upon the advice of such counsel and in no part upon any representation of Agents and Lenders concerning the legal effects of this Agreement or any provision hereof.

         3. AGREEMENT TO FORBEAR. If and for so long as each of the Forbearance Conditions is satisfied, Agents and Lenders agree that during the Forbearance Period they will not, solely by reason of the occurrence or existence of any of the Stipulated Defaults (a) exercise any default remedy available to Agents and Lenders under the Loan Agreement, any of the other Financing Agreements or Applicable Law to enforce collection from Borrowers or Guarantors of any of the Obligations or to foreclose Collateral Agent's security interest in any of the Collateral during the Forbearance Period or (b) charge the Default Rate with respect to the principal balance of any of the Obligations. Neither this Agreement nor Agents' and Lenders' forbearance hereunder shall be deemed to be a waiver of or a consent to any Default or Event of Default.

         4. CONDITIONS TO FORBEARANCE. The following conditions shall constitute Forbearance Conditions, the timely satisfaction of each and every one of which during the Forbearance Period shall be a condition to the agreement of Agents and Lenders to forbear as set forth in Paragraph 3 of this Agreement:

                  (a) each Borrower and each Guarantor duly and punctually observes, performs and discharges each and every obligation and covenant on its part to be performed under this Agreement;

                  (b) no Event of Default occurs or exists other than the Stipulated Defaults;

                  (c) no event shall occur and no condition shall exist which has a Material Adverse Effect;

                  (d) no Guarantor revokes or attempts to revoke or terminate, or disputes its liability under, its Guaranty Agreement;

                  (e) Borrowers achieve Consolidated EBITDA of at least $5,000,000 for the three-month period ending July 1, 2000 and at least $7,000,000 for the four-month period ending July 29, 2000;

                  (f) Borrowers maintain a Consolidated Adjusted Tangible Net Worth of at least $110,000,000, tested on a monthly basis, commencing May 31, 2000;

                  (g) no representation or warranty made by any Borrower or any Guarantor in this Agreement proves to have been false or misleading in any material respect;

                  (h) each Borrower timely deducts from the wages of its employees and makes timely and proper deposits for all Payroll Taxes as the same became due and payable, and if, as and when requested to do so by Agents and Lenders, provides Agents and Lenders with proof of all deposits for Payroll Taxes;

                  (i) Borrowers are able to pay and do pay, as the same shall become due and payable, all debts incurred by Borrowers on or after the date hereof;

                  (j) Borrowers do not prepay any of the Subordinated Debt, except as may be required by any instrument or agreement evidencing such Subordinated Debt on the date hereof;

                  (k) no default by any Obligor under any agreement relating to indebtedness for borrowed money shall occur and result in the holder of such indebtedness accelerating the maturity or demanding payment of such indebtedness, in whole or in part; and

                  (l) concurrently with their execution of this Agreement, Borrowers shall enter into (and Guarantors shall consent to the execution and delivery by Borrowers of) a First Amendment to Loan and Security Agreement in the form presented to Borrowers and Guarantors by Agents and Lenders.

         5. TERMINATION OF FORBEARANCE. If any one or more of the Forbearance Conditions is not satisfied, Agents' and Lenders' agreement to forbear as set forth in Paragraph 3 of this Agreement shall, at Agents' and Lenders' election but without further notice to or demand upon Borrowers, terminate, and Agents and Lenders shall thereupon have and may exercise from time to time all of the remedies available to them under the Financing Agreements and Applicable Law as a consequence of an Event of Default. On and after the Forbearance Termination Date, Agents and Lenders shall be authorized, at any time and without further notice to or demand upon Borrowers or any other Person, to enforce all of their remedies under the Financing Agreements and Applicable Law, including repossession, suit, foreclosure and charging of the Default Rate.

         6. CREDIT ACCOMMODATIONS TO BORROWERS. Notwithstanding the occurrence or existence of the Stipulated Defaults, but subject to the satisfaction of each of the Forbearance Conditions, Lenders agree to continue during the Forbearance Period to honor requests by Borrowers for Revolving Loans and Letter of Credit Accommodations pursuant to the Loan Agreement, not to exceed on any date the maximum amount permitted under the Loan Agreement to be outstanding on such date. In no event shall Agents' and Lenders' honoring of any such requests be deemed a waiver of the Stipulated Defaults.

         7. REPORTING. In addition to providing to Agents and Lenders the information, notices and reports set forth in the Financing Agreements, Borrowers shall provide to Agents and Lenders, on a daily basis, a Borrowing Base Certificate. Any information that is to be provided by Borrowers under the Loan Agreement solely to either or both Agents shall be provided to both Agents and all Lenders during the Forbearance Period.

         8. APPLICATION OF PROCEEDS. Each Obligor hereby waives the right, if any, to direct the manner in which Agents and Lenders apply any payments, Collections or Collateral proceeds to the Obligations and agrees that Agents and Lenders may apply and reapply all such payments, Collections or proceeds to the Obligations as Agents and Lenders in their sole and absolute discretion elect from time to time.

         9. REPRESENTATIONS AND WARRANTIES OF OBLIGORS. Each Obligor represents and warrants that (a) no Default or Event of Default exists under the Financing Agreements, except for Stipulated Defaults that are in existence on the date hereof; (b) subject to the existence of the Stipulated Defaults, the representations and warranties of Borrowers contained in the Financing Agreements were true and correct in all material respects when made and continue to be true and correct in all material respects on the date hereof, except for
(i) representations and warranties that speak as of a specified earlier date, which remain true and correct in all material respects as of such earlier dated and (ii) changes in facts and circumstances permitted by the terms of the Financing Agreements; (c) the execution, delivery and performance by Obligors of this Agreement and the consummation of the transactions contemplated hereby are within the corporate or partnership power of each Obligor and have been duly authorized by all necessary corporate or partnership action on the part of each Obligor, do not require any approval or consent, or filing with, any governmental agency or authority, do not violate any provisions of any law, rule or regulation or any provision of any order, writ, judgment, injunction, decree, determination or award presently in effect in which any Borrower is named or any provision of the charter or partnership documents of any Obligor and do not result in a breach of or constitute a default under any agreement or instrument to which any Obligor is a party or by which it or any of its properties are bound; (d) this Agreement constitutes the legal, valid and binding obligation of Obligors, enforceable against Obligors in accordance with its terms; (e) all Payroll Taxes required to be withheld from the wages of Borrowers' employees have been paid or deposited when due; (f) each Obligor is entering into this Agreement freely and voluntarily with the advice of legal counsel of its own choosing; and (g) each Obligor has freely and voluntarily agreed to the releases, waivers and undertakings set forth in this Agreement.

         10. REAFFIRMATION OF OBLIGATIONS. Each Borrower hereby ratifies and reaffirms the Financing Agreements and all of its obligations and liabilities thereunder. Each Guarantor hereby ratifies and reaffirms the validity, legality and enforceability of its Guaranty Agreement and agrees that such Guaranty Agreement is and shall remain in full force and in effect until all the Obligations have been paid in full.

         11. WAIVER OF LIMITATIONS PERIOD. To the fullest extent permitted by Applicable Law, each Obligor hereby waives the benefit of any statute of limitations that might otherwise bar the recovery of any of the Obligations from any one or more of them.

         12. RELATIONSHIP OF PARTIES; NO THIRD PARTY BENEFICIARIES. Nothing in this Agreement shall be construed to alter the existing debtor-creditor relationship among Borrowers, Agents and Lenders, nor is this Agreement intended to change or affect in any way the relationship among Agents, Lenders and Guarantors to one other than a debtor-creditor relationship. This Agreement is not intended, nor shall it be construed, to create a partnership or joint venture relationship between or among any of the parties hereto. No Person other than a party hereto is intended to be a beneficiary hereof and no Person other than a party hereto shall be authorized to rely upon or enforce the contents of this Agreement.

         13. ENTIRE AGREEMENT; MODIFICATION OF AGREEMENT. This Agreement and the other Financing Agreements constitute the entire understanding of the parties with respect to the subject matter hereof and thereof. This Agreement may not be modified, altered or amended except by agreement in writing signed by all the parties hereto.

         14. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Georgia.

         15. NON-WAIVER OF DEFAULT. Neither this Agreement, Agents' and Lenders' forbearance hereunder nor Agents' and Lenders' continued making of loans or other extensions of credit to Borrowers in accordance with this Agreement and the Financing Agreements shall be deemed a waiver of or consent to the Stipulated Defaults or any other Event of Default. Obligors agree that such Events of Default shall not be deemed to have been waived, released or cured by virtue of any Loans or other extensions of credit at any time to Borrowers, Agents' and Lenders' agreement to forbear pursuant to the terms of this Agreement or the execution of this Agreement.

         16. NO NOVATION, ETC. This Agreement is not intended to be, nor shall it be construed to create, a novation or accord and satisfaction and the Loan Agreement and the other Financing Agreements shall remain in full force and effect. Notwithstanding any prior mutual temporary disregard of any of the terms of any of the Financing Agreements, the parties agree that the terms of each of the Financing Agreements shall be strictly adhered to on and after the date hereof, except as expressly modified by this Agreement.

         17. COUNTERPARTS; WAIVERS OF NOTICE OF ACCEPTANCE. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall constitute an original, but all of which taken together shall be one and the same instrument. In proving this Agreement or any of the Financing Agreements, it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom enforcement is sought. Any signature delivered by a party by facsimile transmission shall be deemed to be an original signature hereto. Notice of Agents' and Lenders' acceptance hereof is hereby waived.

         18. REIMBURSEMENT FOR LEGAL EXPENSES. Borrowers agree to reimburse Agents and Lenders, on demand, for any costs and expenses, including reasonable legal fees, incurred by Agents and Lenders in connection with the drafting, negotiation, execution and closing of this Agreement.

         19. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

         20. RELEASE OF CLAIMS. TO INDUCE AGENTS AND LENDERS TO ENTER INTO THIS AGREEMENT, EACH OBLIGOR HEREBY RELEASES, ACQUITS AND FOREVER DISCHARGES AGENTS AND LENDERS, AND AGENTS' AND LENDERS' RESPECTIVE OFFICERS, DIRECTORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, FROM ALL LIABILITIES, CLAIMS, DEMANDS, ACTIONS OR CAUSES OF ACTION OF ANY KIND (IF ANY THERE BE), WHETHER ABSOLUTE OR CONTINGENT, DUE OR TO BECOME DUE, DISPUTED OR UNDISPUTED, LIQUIDATED OR UNLIQUIDATED, AT LAW OR IN EQUITY, OR KNOWN OR UNKNOWN, THAT ANY ONE OR MORE OF THEM NOW HAVE OR EVER HAVE HAD AGAINST EITHER AGENT OR ANY LENDER, AND THAT ARISE OUT OF OR RELATE TO ANY ACT OR FAILURE TO ACT OF EITHER AGENT OR ANY LENDER UNDER OR IN CONNECTION WITH ANY OF THE FINANCING AGREEMENTS.

         21. WAIVER OF JURY TRIAL. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE PARTIES HERETO EACH HEREBY WAIVES THE RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT OR PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT, THE LOAN AGREEMENT OR THE GUARANTY AGREEMENTS.


         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered on the date first written above.

                                     BORROWERS:

                                     DYERSBURG CORPORATION
ATTEST:

/s/ Paul L. Hallock                  By: /s/ William S. Shropshire, Jr.
--------------------------------         ---------------------------------------
PAUL L. HALLOCK                          WILLIAM S., SHROPSHIRE, JR.
Vice President-Finance and               Executive Vice President,
Assistant Secretary                      Chief Financial Officer, Secretary and
                                         Treasurer
         [CORPORATE SEAL]

                                     DYERSBURG FABRICS INC.
ATTEST:

/s/ Paul L. Hallock                  By: /s/ William S. Shropshire, Jr.
--------------------------------         ---------------------------------------
PAUL L. HALLOCK                          WILLIAM S., SHROPSHIRE, JR.
Vice President-Finance and               Executive Vice President,
Assistant Secretary                      Chief Financial Officer, Secretary and
                                         Treasurer
         [CORPORATE SEAL]

                                     UNITED KNITTING, INC.
                                     IQUE, INC.
ATTEST:

/s/ Paul L. Hallock                  By: /s/ William S. Shropshire, Jr.
--------------------------------         ---------------------------------------
PAUL L. HALLOCK                          WILLIAM S., SHROPSHIRE, JR.
Vice President-Finance and               Executive Vice President,
Assistant Secretary                      Chief Financial Officer, Secretary and
                                         Treasurer
         [CORPORATE SEAL]

                                     ALAMAC KNIT FABRICS, INC.
ATTEST:

/s/ Paul L. Hallock                  By: /s/ William S. Shropshire, Jr.
--------------------------------         ---------------------------------------
PAUL L. HALLOCK                          WILLIAM S., SHROPSHIRE, JR.
Vice President-Finance and               Executive Vice President,
Assistant Secretary                      Chief Financial Officer, Secretary and
                                         Treasurer
         [CORPORATE SEAL]

                    [Signatures continued on following page]

                                     AIH INC.
ATTEST:

/s/ Paul L. Hallock                  By: /s/ William S. Shropshire, Jr.
--------------------------------         ---------------------------------------
PAUL L. HALLOCK                          WILLIAM S., SHROPSHIRE, JR.
Vice President-Finance and               Executive Vice President,
Assistant Secretary                      Chief Financial Officer, Secretary and
                                         Treasurer
         [CORPORATE SEAL]


                                     DYERSBURG FABRICS LIMITED
                                     PARTNERSHIP, I

ATTEST:                              By:      DYERSBURG FABRICS INC., its sole
                                              General Partner

/s/ Paul L. Hallock                  By: /s/ William S. Shropshire, Jr.
--------------------------------         ---------------------------------------
PAUL L. HALLOCK                          WILLIAM S., SHROPSHIRE, JR.
Vice President-Finance and               Executive Vice President,
Assistant Secretary                      Chief Financial Officer, Secretary and
                                         Treasurer
         [CORPORATE SEAL]

                                     UNITED KNITTING LIMITED
                                      PARTNERSHIP, I

ATTEST:                              By:      UNITED KNITTING, INC., its sole
                                              General Partner

/s/ Paul L. Hallock                  By: /s/ William S. Shropshire, Jr.
--------------------------------         ---------------------------------------
PAUL L. HALLOCK                          WILLIAM S., SHROPSHIRE, JR.
Vice President-Finance and               Executive Vice President,
Assistant Secretary                      Chief Financial Officer, Secretary and
                                         Treasurer
         [CORPORATE SEAL]

                                     IQUE LIMITED PARTNERSHIP, I

ATTEST:                              By:    IQUE, INC., its sole General Partner

/s/ Paul L. Hallock                  By: /s/ William S. Shropshire, Jr.
--------------------------------         ---------------------------------------
PAUL L. HALLOCK                          WILLIAM S., SHROPSHIRE, JR.
Vice President-Finance and               Executive Vice President,
Assistant Secretary                      Chief Financial Officer, Secretary and
                                         Treasurer
         [CORPORATE SEAL]


                    [Signatures continued on following page]

                                     GUARANTORS:

                                     DFIC, INC.
ATTEST:

/s/ Paul L. Hallock                  By: /s/ William S. Shropshire, Jr.
--------------------------------         ---------------------------------------
PAUL L. HALLOCK                          WILLIAM S., SHROPSHIRE, JR.
Vice President-Finance and               Executive Vice President,
Assistant Secretary                      Chief Financial Officer, Secretary and
                                         Treasurer
         [CORPORATE SEAL]

                                     IQUEIC, INC.
ATTEST:

/s/ Paul L. Hallock                  By: /s/ William S. Shropshire, Jr.
--------------------------------         ---------------------------------------
PAUL L. HALLOCK                          WILLIAM S., SHROPSHIRE, JR.
Vice President-Finance and               Executive Vice President,
Assistant Secretary                      Chief Financial Officer, Secretary and
                                         Treasurer
         [CORPORATE SEAL]

                                     UKIC, INC.
ATTEST:

/s/ Paul L. Hallock                  By: /s/ William S. Shropshire, Jr.
--------------------------------         ---------------------------------------
PAUL L. HALLOCK                          WILLIAM S., SHROPSHIRE, JR.
Vice President-Finance and               Executive Vice President,
Assistant Secretary                      Chief Financial Officer, Secretary and
                                         Treasurer
         [CORPORATE SEAL]

                                     ALAMAC ENTERPRISES, INC.
ATTEST:

/s/ Paul L. Hallock                  By: /s/ William S. Shropshire, Jr.
--------------------------------         ---------------------------------------
PAUL L. HALLOCK                          WILLIAM S., SHROPSHIRE, JR.
Vice President-Finance and               Executive Vice President,
Assistant Secretary                      Chief Financial Officer, Secretary and
                                         Treasurer
         [CORPORATE SEAL]

                                     ALAMAC KNIT FABRICS LLC
ATTEST:

/s/ Paul L. Hallock                  By: /s/ William S. Shropshire, Jr.
--------------------------------         ---------------------------------------
PAUL L. HALLOCK                          WILLIAM S., SHROPSHIRE, JR.
Vice President-Finance and               Executive Vice President,
Assistant Secretary                      Chief Financial Officer, Secretary and
                                         Treasurer
         [CORPORATE SEAL]

                    [Signatures continued on following page]

                                       Accepted:

                                       FLEET NATIONAL BANK, as Collateral
                                       Agent

                                       By: /s/ David Rich
                                           ----------------------------------
                                             Title: Vice President
                                                    -------------------------

                                       CONGRESS FINANCIAL CORPORATION
                                       (SOUTHERN), as Administrative Agent and
                                       a Lender

                                       By: /s/ Morris P. Holloway
                                           ----------------------------------
                                             Title: Senior Vice President
                                                    -------------------------


                                       GENERAL ELECTRIC CAPITAL
                                       CORPORATION, as a Lender

                                       By: /s/ Patrick Aarons
                                           ----------------------------------
                                             Title: Vice President
                                                    -------------------------


                                       THE CIT GROUP/COMMERCIAL
                                        SERVICES, INC., as a Lender

                                       By: /s/ John Suchaniak
                                           ----------------------------------
                                             Title: Vice President
                                                    -------------------------


                                       MELLON BANK, N.A., as a Lender

                                       By: /s/ Steve Bellah
                                           ----------------------------------
                                             Title: Managing Director
                                                    -------------------------


                                       FLEET CAPITAL CORPORATION, as a
                                       Lender

                                       By: /s/ David Rich
                                           ----------------------------------
                                             Title: Vice President
                                                    -------------------------